FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made as of this 15th day of April, 1999 among TEARDROP GOLF COMPANY ("TearDrop"), TOMMY ARMOUR GOLF COMPANY ("Armour"), RAM GOLF CORPORATION (formerly known as TearDrop Ram Golf Company) ("Ram"), TEARDROP ACQUISITION CORP. ("Acquisition"; TearDrop, Armour, Ram and Acquisition shall be referred to individually herein as a "Borrower" and collectively as "Borrowers") and FIRST UNION NATIONAL BANK (successor by merger to CORESTATES BANK, N.A.) ("Lender"). All terms capitalized but not defined herein shall have the meanings given to such terms in the Agreement (as such term is hereinafter defined).

                                   BACKGROUND

      A. The Borrowers (excluding Ram and Acquisition) and Lender entered into a certain Loan and Security Agreement dated as of November 10, 1997 (as amended from time to time, the "Agreement") pursuant to which Lender made available to the Borrowers the revolving credit facility described therein. Ram was added as a Borrower pursuant to a Consent and Joinder Agreement dated as of December 29, 1997. Acquisition was added as a Borrower pursuant to an Amendment and Joinder Agreement dated as of November 5, 1998, but effective as of September 30, 1998. The Agreement was further amended by an Amendment to Loan and Security Agreement dated as of February 24, 1999 and a Third Amendment to Loan and Security Agreement dated as of March 8, 1999.

      B. Borrowers have asked that (1) Lender waive Borrowers' non-compliance with Sections 6.5 and 6.6 of the Agreement as of December 31, 1998 and March 31, 1999, and (2) Lender otherwise amend the Agreement. Subject to the terms and conditions contained herein, Lender has agreed to (a) waive Borrowers' non-compliance with Sections 6.5 and 6.6 of the Agreement as of December 31, 1998 and March 31, 1999 and (b) amend the Agreement as set forth herein.

      NOW, THEREFORE, the parties agree as follows, intending to be legally bound.

      1. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Agreement is hereby amended as follows:

            (A) The following definition contained in Section 1.1 of the Agreement is hereby amended to read as follows:

            "Borrowing Base" at any time means the sum of (A) 70% of Borrowers' Qualified Accounts at such time, plus (B) (1) prior to April 15, 1999, 70% of Borrowers' Qualified Inventory at such time (excluding Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement), (2) from April 15, 1999 through and including April 29, 1999, 65% of Borrowers'

      Qualified Inventory at such time (excluding Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement), or (3) from and after April 30, 1999, 60% of Borrowers' Qualified Inventory at such time (excluding Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement), plus (C) from November 5, 1998 through June 30, 1999, $2,175,000.00, plus (D) the lesser of (1)
      $500,000.00 or (2) the sum of (a) 70% of Borrowers' Qualified Canadian Accounts and (b) 60% of Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement.

            (B) The Agreement is hereby amended from and after the date hereof to replace Sections 6.5 and 6.6 with the following Sections which shall read as follows:

            SECTION 6.5 Minimum Net Income. Borrowers shall have net income of at least: (1) $2,000,000.00 as of June 30, 1999, and (2) $2,500,000.00 as
      of September 30, 1999, each as determined for Borrowers on a Consolidated basis for the period from January 1, 1999 to the date of measurement. For the purposes hereof the term "net income" shall mean the net income of Borrowers for the relevant period as reported on Borrowers' periodic filings with the Securities and Exchange Commission.

            SECTION 6.6 [Intentionally Omitted.]

      2. Borrowers were not in compliance with Sections 6.5 and 6.6 of the Agreement as of December 31, 1998 and March 31, 1999. Such Defaults constitute Events of Default under Section 7.1 (H) of the Agreement (the "Existing Events of Default"). Borrowers have requested that Lender waive such Existing Events of Default. Subject to satisfaction of the conditions contained in Section 4 hereof, Lender hereby waives the Existing Events of Default. Except as specifically set forth herein, Lender does not hereby waive any other violation of the Agreement by Borrowers existing as of the date hereof or occurring after the date hereof.

      3. The terms of this Amendment are hereby incorporated into the Agreement.

      4. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

            (A) Borrowers shall have delivered or caused to be delivered the following documents:

                  (1) this Amendment duly executed by Borrowers; and

                  (2) Borrowers deliver such other documentation as the Lender may reasonably request.


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

            (B) The representations and warranties set forth in Article V of the Agreement are true and correct in all material respects as of the date hereof, except as set forth on Schedule 1 attached hereto;

            (C) No Default or Event of Default has occurred or is continuing after giving effect to this Amendment; and

            (D) Borrowers shall pay all costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and costs) of Lender in connection with the Agreement (including without limitation this Amendment), and the transactions contemplated thereby, which includes, among other things, the preparation, review and negotiation of this Amendment, and all costs and expenses incurred in connection with the above.

      5. Borrowers represent and warrant to Lender that:

            (A) Except as set forth on Schedule 1 attached hereto, the representations and warranties set forth in Article V of the Agreement are true and correct in all material respects as of the date hereof; and

            (B) No Default or Event of Default has occurred or is continuing, excluding such Defaults or Events of Default waived in writing by Lender prior to the date hereof and herein.

      6. The indebtedness evidenced by the Agreement and the Note shall continue to be secured as set forth in the Agreement.

      7. This Amendment contains all of the modifications to the Agreement. No further modifications shall be deemed effective, unless in writing executed by the parties hereto.

      8. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Agreement, nor constitute a waiver of any Default or Event of Default or any provision of the Agreement, except as specifically set forth herein.

      9. This Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey.

      10. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.


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

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          TEARDROP GOLF COMPANY

                                          By: /s/ Rudy Slucker
                                             ----------------------------------
                                             Name: Rudy Slucker
                                             Title: President


                                          TOMMY ARMOUR GOLF COMPANY

                                          By: /s/ Rudy Slucker
                                             ----------------------------------
                                             Name: Rudy Slucker
                                             Title: President


                                          RAM GOLF CORPORATION (formerly
                                          known as TearDrop Ram Golf Company)

                                          By: /s/ Rudy Slucker
                                             ----------------------------------
                                             Name: Rudy Slucker
                                             Title: President


                                          TEARDROP ACQUISITION CORP.

                                          By: /s/ Rudy Slucker
                                             ----------------------------------
                                             Name: Rudy Slucker
                                             Title: President


                                          FIRST UNION NATIONAL BANK
                                          (successor by merger to CORESTATES
                                          BANK, N.A.)

                                          By: /s/ John D. Rooney
                                             ----------------------------------
                                             Name: John D. Rooney
                                             Title: Senior Vice President


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